UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2016
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-04892 (Commission File Number)	64-0500378 (IRS Employer Identification No.)

3320 W Woodrow Wilson Avenue, Jackson, Mississippi (Address of principal executive offices)	39209-3409 (Zip Code)
(601) 948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On November 2, 2016, Cal-Maine Foods, Inc. (the “Company”) issued a press release announcing it had closed the previously announced acquisition of substantially all of the assets of Foodonics International, Inc. and its related entities doing business as Dixie Egg Company. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report.

Item 9.01      Financial Statements and Exhibits

(d)  Exhibits

99.1    Press Release issued by the Company on November 2, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: November 3, 2016	By:	/s/ Timothy A. Dawson
	Name:	Timothy A. Dawson
	Title:	Director, Vice President and Chief Financial Officer